UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

Delaware	002-21915	82-0419266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Coldwater Creek Drive, Sandpoint, Idaho 83864
(Address of principal executive offices including zip code)

(208) 263-2266
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 3, 2004, Coldwater Creek Inc. issued a press release announcing that it plans to open approximately 60 full-line retail stores in key markets across the country during fiscal 2005.  A copy of the press release is set forth as Exhibit 99.1.

This press release is not being “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release announcing retail store expansion plans for fiscal 2005.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sandpoint, State of Idaho, on this 3rd day of November, 2004.

COLDWATER CREEK INC.

By:	/s/ Dennis Pence
Chief Executive Officer and
Chairman of the Board of Directors

By:	/s/ Melvin Dick
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release announcing retail store expansion plans for fiscal 2005.